Exhibit 10.1

AMENDMENT #4 TO CONVERTIBLE PROMISSORY NOTE
ISSUED ON MARCH 18, 2016

THIS AMENDMENT #4 TO THE CONVERTIBLE PROMISSORY NOTE ISSUED ON March 18, 2016 (the “Amendment”) is made effective as of June 30, 2017 (the “Effective Date”), by and between CLS Holdings USA, Inc., a Nevada corporation (the “Company”), and Old Main Capital, LLC, a Florida limited liability company (the “Holder”) (collectively the “Parties”).

BACKGROUND

A.          The Company and Holder are the parties to that certain 8% convertible promissory note originally issued by the Company to the Holder on March 18, 2016, in the original principal amount of $200,000.00 (the “Note”).

B.          The Parties desire to amend the Note as set forth expressly below.

NOW THEREFORE, in consideration of the execution and delivery of the Amendment and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1.           The current outstanding balance of the Note as of the Effective Date shall be multiplied by 1.075 (the amount attributable to the .075 increase shall not be subject to any prepayment penalties under the Note).

2.           The Maturity Date (as defined in the Note) of the Note shall be extended to July 15, 2017.

3.           This Amendment shall be deemed part of, but shall take precedence over and supersede any provisions to the contrary contained in the Note, as modified by the first amendment, the second amendment and the third amendment.  Except as specifically modified hereby and by the first amendment, the second amendment and the third amendment, all of the provisions of the Note, which are not in conflict with the terms of this Amendment, shall remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the 6th day of July, 2017.

CLS Holdings USA, Inc. By: /s/ Jeffrey Binder Name: Jeffrey Binder Title: Chief Executive Officer	Old Main Capital, LLC By: /s/ Adam Long Name: Adam Long Title: President

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